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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): June 11, 2014

RADIUS HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53173 (Commission File Number)	80-0145732 (I.R.S. Employer Identification No.)

201 Broadway, 6th Floor
Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

(617) 551-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

        On June 11, 2014, Radius Health, Inc. (the "Company") filed a restated certificate of incorporation (the "Restated Certificate") with the Secretary of the State of Delaware in connection with the closing of the initial public offering (the "IPO") of shares of its common stock. The Company's board of directors and stockholders previously approved the Restated Certificate to be filed in connection with the closing of the IPO.

        The Restated Certificate amends and restates the Company's certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 200,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company's board of directors in one or more series; (iv) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (v) provide that directors may be removed from office only for cause and only upon the affirmative vote of the holders of at least two-thirds of the Company's outstanding capital stock entitled to vote; (vi) eliminate the ability of the Company's stockholders to take action by written consent in lieu of a meeting and to call special meetings of the stockholders and (vii) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company's directors, officers, employees or agents to the Company or the Company's stockholders.

        The foregoing description of the amendments made by the Restated Certificate is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

        On June 11, 2014, in connection with the closing of the IPO, amended and restated bylaws of the Company (the "Amended and Restated Bylaws"), previously approved by the Company's board of directors to become effective in connection with closing of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company's bylaws in their entirety to, among other things: (i) eliminate the ability of the Company's stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors and (iv) conform to the provisions of the Restated Certificate.

        The foregoing description of the amendments made by the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.    Other Events.

        The Company provided an updated description of its business in the prospectus dated June 5, 2014, filed with the Securities and Exchange Commission (the "SEC") under Rule 424(b)(4) (File No. 333-194150) on June 6, 2014 (the "Prospectus"). An updated business section is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        The Company also provided updated risk factors in the Prospectus. The updated risk factors are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The updated business section and the updated risk factors supersede in their entirety the business section and the risk factors included in our reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934.

        As used in Exhibits 99.1 and 99.2, the terms "we," "us," "our," "Radius" and the "Company" refer to Radius Health, Inc.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014

Radius Health, Inc.
By:	/s/ B. NICHOLAS HARVEY Name: B. Nicholas Harvey Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit	Description
3.1	Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Business Description
99.2	Risk Factors

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  Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX